UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2014

M/A-COM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

M/A-COM Technology Solutions Holdings, Inc. (the “Company”) is reissuing its consolidated financial statements included in its Annual Report on Form 10-K for the year ended September 27, 2013 (the “2013 Form 10-K”) filed with the Securities and Exchange Commission on December 5, 2013 in connection with the Company’s retroactive combination of the historical results of Nitronex, LLC (“Nitronex”) into the Company’s consolidated financial statements as a result of the Company’s acquisition of Nitronex.

As previously reported, the Company acquired Nitronex in connection with a common control business combination on February 13, 2014. The Company is reissuing its consolidated financial statements as of September 27, 2013 and September 28, 2012 and for each of the three years in the period ended September 27, 2013 included in the 2013 Form 10-K, which have been presented in a manner similar to a pooling-of-interests and include the results of operations of Nitronex since June 25, 2012, which was the date common control commenced, and amounts that have been retroactively combined using historical amounts. A copy of the reissued consolidated financial statements, along with the reissued report of Deloitte & Touche LLP (“D&T”), the Company’s independent registered public accounting firm, with respect to the reissued consolidated financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is not being filed to correct any error or omission in the financial or other information previously presented in the 2013 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements as of September 27, 2013 and September 28, 2012 and for each of the three years in the period ended September 27, 2013.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Schema Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Definition Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: July 3, 2014	By:	/s/ Robert J. McMullan
Robert J. McMullan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements as of September 27, 2013 and September 28, 2012 and for each of the three years in the period ended September 27, 2013.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Schema Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Definition Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.